UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

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Knight-Swift Transportation Holdings Inc.

(Exact name of registrant as specified in its charter)
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Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2002 West Wahalla Lane
Phoenix, Arizona 85027
(Address of principal executive offices and zip code)
(602) 269-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	KNX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On Tuesday, May 13, 2025, Knight-Swift Transportation Holdings Inc. (the "Company") held its Annual Meeting of Stockholders. The matters voted upon at the 2025 Annual Meeting of Stockholders and the results of such voting are set forth below.

Proposal No. 1:	The Company's stockholders elected twelve directors, each such director to serve a term of one year:

		For	Against	Abstain	Broker Non-Votes
	Amy Boreger	136,679,499	1,751,876	88,222	10,444,229
	Douglas Col	138,442,478	25,190	51,929	10,444,229
	Reid Dove	132,544,939	5,922,215	52,443	10,444,229
	Michael Garnreiter	133,117,231	5,350,847	51,519	10,444,229
	Louis Hobson	136,466,727	1,964,861	88,009	10,444,229
	Gary Knight	133,155,581	5,310,957	53,059	10,444,229
	Kevin Knight	132,708,148	5,757,481	53,968	10,444,229
	Adam Miller	133,466,608	5,001,475	51,514	10,444,229
	Kathryn Munro	129,642,714	8,789,608	87,275	10,444,229
	Jessica Powell	136,632,042	1,800,082	87,473	10,444,229
	Roberta Roberts Shank	137,340,651	1,127,584	51,362	10,444,229
	David Vander Ploeg	115,241,893	23,224,666	53,038	10,444,229

Proposal No. 2:	The Company's stockholders approved, on an advisory, non-binding basis, the compensation of the Company's named executive officers:

	For	Against	Abstain	Broker Non-Votes
	131,853,725	6,346,326	319,546	10,444,229

Proposal No. 3:	The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2025:

	For	Against	Abstain
	144,060,061	4,597,224	306,541

Proposal No. 4:	The Company’s stockholders voted against a stockholder proposal regarding support for transparency in political spending:

	For	Against	Abstain	Broker Non-Votes
	57,939,074	79,588,451	992,072	10,444,229

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Swift Transportation Holdings Inc.
(Registrant)

Date:	May 14, 2025	/s/ Andrew Hess
Andrew Hess
Chief Financial Officer